Exhibit 99.3
CONSULTING SERVICES AGREEMENT
This Consulting Services Agreement (the “Consulting Agreement”) is entered into this 15th day of November 2010 by and between Jeffrey E. Ganek (“Consultant”) and NeuStar, Inc. (“Neustar”), a Delaware company having a place of business at 46000 Center Oak Plaza, Building X, Sterling, VA 20166 (each a “Party” and collectively the “Parties”).
1. SCOPE OF SERVICES
Acting as an independent contractor, and not as an employee of Neustar, Consultant shall provide up to 8 hours per week of advice and assistance to the Board of Directors and the President and Chief Executive Officer (or her designate) with respect to Neustar’s Number Portability Administration Center rebid and other projects commensurate with his former position, as assigned by the Board of Directors or the President and Chief Executive Officer (the “Services”). Consultant shall use best efforts in performing the Services in a professional and timely manner, using the highest degree of skill, diligence and expertise. During the Term (as defined below), Consultant will be considered an Advisor to the Board of Directors.
For the avoidance of doubt, Neustar and Consultant agree that the level of services performed under this Consulting Agreement are intended to be less than 20 percent of the average level of services performed by Consultant as an employee of Neustar over the 36-month period prior to the Status Change Date (as defined in the Status Change Agreement, dated November 15, 2010, between Consultant and Neustar (the “Status Change Agreement”), and such limit shall not be exceeded.
2. COMPENSATION
Neustar shall make payment to Consultant for Services performed as set forth hereunder at the rate of $500.00 per hour. In addition, when requested and authorized by Neustar in writing in advance, Neustar shall reimburse Consultant for reasonable travel and other reasonable costs (consistent with Neustar’s travel and expense policies) incurred by Consultant in providing Services hereunder. Neustar shall make such payment in arrears within 45 days of Neustar’s receipt of Consultant’s monthly invoice, which shall include an itemized account of Services and reimbursable expenses, together with all original receipts relating to the approved reimbursable expenses, if any; provided that Neustar shall not be obligated to remit payment (a) if the invoice is not complete or (b) for any portion of the invoice that Neustar disputes in good faith.
All invoices from the Consultant shall be addressed as set forth below in this Section (as may be updated from time to time by Neustar):
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166 Attn: Accounts Payable
Neustar and Consultant acknowledge that a material part of the consideration for Consultant’s entry into this Consulting Agreement and provision of Services hereunder is the continued vesting through January 1, 2012 of Consultant’s outstanding equity awards under Neustar’s 1999 Equity Incentive Plan, 2005 Stock Incentive Plan, and 2009 Stock Incentive Plan (excluding the performance share units granted to Consultant on February 23, 2010, which will be forfeited in accordance with the Status Change Agreement).
3. LOCATION FOR PERFORMANCE OF SERVICES
During the Term, Neustar will provide Consultant with an office designated by the President and Chief Executive Officer in Neustar’s Washington, DC location, which Consultant may use in performing the

Services hereunder. Neustar will also provide Consultant with shared administrative support during the Term to assist him in providing Services hereunder.
4. COMPANY PROPERTY
Consultant may retain his Neustar laptop, telephone and email account during the Term. Upon termination or expiration of the Term, Consultant’s Neustar email account will be terminated, and Consultant will return to Neustar all company files, documents, proprietary information, software, access keys, desk keys, badges, equipment, devices and other company property in his possession, provided that Consultant may retain his laptop and telephone after all licensed software and Neustar proprietary information have been removed.
5. ADHERENCE TO SAFETY AND SECURITY REQUIREMENTS
Consultant shall be responsible for observing Neustar rules, regulations and policies concerning Neustar’s place(s) of business (the “Premises”), including but not limited to safety regulations and security requirements. Consultant shall also work in harmony with Neustar employees, agents, contractors and consultants. In the event that Neustar determines that Consultant is failing to observe such rules or work in such manner, Neustar may request that Consultant leave Neustar’s Premises. Upon receipt of such request, Consultant shall leave the Premises promptly.
6. INSIDER TRADING POLICY
Consultant will comply with Neustar’s Policy Prohibiting Insider Trading dated April 2006.
7. CONFIDENTIAL INFORMATION
     (a) In performing the Services, Consultant may receive from Neustar, or Consultant may have access to, confidential and proprietary information. “Confidential Information” means all information, whether of a technical, business or any other nature, disclosed in any manner, whether verbally, electronically, visually or in a written or other tangible form, which is either identified as confidential or proprietary or which should be reasonably understood to be confidential or proprietary in nature with respect to Neustar or its affiliates. Confidential Information shall also include all information or work product (including any deliverables) of any kind obtained or developed by Consultant as a result of the Services performed hereunder.
     (b) Confidential Information does not include any information that (i) is now or subsequently becomes publicly available without breach of this Consulting Agreement, (ii) can be demonstrated to have been lawfully known to Consultant at the time of its receipt from Neustar, (iii) is rightfully received by Consultant from a third party who did not acquire or disclose such information by a wrongful or tortious act, or (iv) can be shown by documentation to have been independently developed by Consultant without reference to any Confidential Information.
     (c) Consultant shall (i) keep Neustar’s Confidential Information in confidence and (ii) not disclose any of Neustar’s Confidential Information to anyone without Neustar’s prior written consent. Consultant shall not use Confidential Information for any purpose other than for performing the Services.
     (d) If required to disclose Neustar’s Confidential Information pursuant to applicable federal, state or local law, regulation, court order, or other legal process, Consultant shall, to the extent reasonably possible, give Neustar prior written notice of such required disclosure and give Neustar an opportunity to contest such required disclosure at Neustar’s expense.
     (e) Consultant shall notify Neustar promptly in the event Consultant learns of any unauthorized possession, use or knowledge of Neustar’s Confidential Information or materials containing such Confidential Information.

     (f) Neustar, or the relevant third party, as the case may be, retains all right, title and interest in and to its Confidential Information, including any intellectual property rights thereof, and Consultant shall have no rights, by license or otherwise, to use or disclose Confidential Information except as otherwise expressly provided herein.
     (g) Disclosure or use of Neustar’s Confidential Information in violation of this Consulting Agreement could cause irreparable harm to Neustar for which monetary damages may be difficult to ascertain or are an inadequate remedy. Therefore, Neustar shall have the right, in addition to its other rights and remedies, to seek and obtain injunctive relief for any such violation.
8. INTELLECTUAL PROPERTY
     (a) All right, title and interest in and to the intellectual property rights in the work product developed hereunder hereby vest solely and exclusively in Neustar. To the extent possible, all work product shall be considered “work made for hire.” In no event shall this Consulting Agreement grant by implication a license to any intellectual property rights, except as otherwise expressly authorized and agreed. For the purposes of this Consulting Agreement, intellectual property rights shall mean all those rights and interests, whether by statute or under common law, relating to copyrights, patents, trademarks, trade secrets, or any similar rights.
     (b) To the extent, if any, that ownership of work product does not automatically vest in Neustar by virtue of this Consulting Agreement or otherwise, Consultant hereby transfers and assigns to Neustar all rights, title and interest that Consultant may have in and to any work product developed under this Consulting Agreement. Consultant shall assist and cooperate with Neustar in all reasonable respects and shall execute documents, give testimony and take further acts as reasonably requested by Neustar to acquire, transfer, maintain and enforce any intellectual property rights and other legal protection for the work product.
9. LIABILITY
IN NO EVENT SHALL NEUSTAR OR CONSULTANT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES FOR ANY VIOLATIONS OF, OR CAUSES OF ACTION RELATING TO OR ARISING FROM, THIS AGREEMENT, EVEN IF NEUSTAR OR CONSULTANT HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF NEUSTAR UNDER THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID UNDER THIS AGREEMENT.
By way of clarification, and not limitation, this Section shall survive any termination or expiration of this Consulting Agreement.
10. TERM AND TERMINATION
     (a) The term of this Consulting Agreement shall begin on the Status Change Date (as defined in the Status Change Agreement) and shall end on January 1, 2012, unless earlier terminated in accordance with this Section (the “Term”).
     (b) Either Party may terminate the Term for a material breach by the other Party of the terms and conditions of this Consulting Agreement, which breach has not been cured within 14 calendar days after written notice of such breach to the breaching Party, or if such breach is not capable of being cured within said cure period, then such termination shall be effective upon receipt of the notice of termination by the breaching Party.
     (c) Consultant may terminate the Term at his convenience upon written notice of 10 calendar days.

     (d) Neustar may terminate the Term immediately: (i) upon written notice in the event of Consultant’s breach of the Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality, dated May 2, 2008, between Consultant and Neustar or Paragraph 9 or 10 of the Status Change Agreement; or (ii) should Consultant refuse to sign the release attached as Exhibit A to the Status Change Agreement or revoke his consent to such release.
     (e) Promptly upon termination or expiration of the Term, Consultant shall inform Neustar of the extent to which performance has been completed through the date of termination or expiration, wind up his work in a commercially reasonable manner, preserve items of value created prior to termination, and deliver to Neustar all work in progress. Consultant shall not commit to any further expenditures unless he first obtains Neustar’s written approval.
11. REPRESENTATIONS
Consultant hereby covenants to the following representations:
     (a) Consultant shall act solely as an independent contractor, not as an employee or agent of Neustar.
     (b) Consultant shall perform the Services and deliver any deliverables in a professional and workmanlike manner and knowingly in compliance with all applicable laws, regulations, orders and decrees, including, without limitation, the Foreign Corrupt Practices Act of 1977.
     (c) By execution of this Consulting Agreement, Consultant certifies that he has not been convicted of or pleaded guilty to a federal offense involving fraud, corruption, or moral turpitude and is not now listed by any federal or state agency as debarred, suspended, proposed for suspensions or debarment, or otherwise ineligible for federal or state procurement programs. Consultant shall give prompt written notice to Neustar in the event that, at any time during the term of this Consulting Agreement, the above certification is no longer accurate.
12. TAXES
All amounts to be billed and paid by Neustar hereunder are gross amounts. Consultant shall be responsible for satisfying all reporting and payment obligations relating to FICA, federal and state income tax, unemployment compensation, withholding, and all other similar responsibilities. Consultant agrees to indemnify and hold Neustar harmless from any liability as a result of Consultant’s failure to comply with this Section. This Section shall survive any termination or expiration of this Consulting Agreement.
13. ASSIGNMENT
Consultant shall not assign this Consulting Agreement or delegate any obligations hereunder without Neustar’s prior written consent. Any attempted assignment or delegation in violation of this Section shall be void. As used in the Consulting Agreement, “Neustar” will mean both Neustar as defined above and any successor.
14. RELATIONSHIP
     (a) Nothing contained in this Consulting Agreement shall be deemed to constitute either Party an agent, representative, partner, joint venturer or employee of the other for any purpose. During the Term, neither Party has the authority to bind the other or to incur any liability on behalf of the other, nor to direct the employees of the other.
     (b) Consultant shall be solely responsible for all matters relating to employment including, without limitation, compliance with all applicable worker’s compensation, unemployment compensation, medical, dental and disability insurance, social security laws and all withholding and all other federal, state, and local laws governing such matters. Except as expressly provided in the Status Change Agreement, Consultant is not entitled to any medical coverage, life insurance, participation in any Neustar savings plan, stock purchase plan or other benefits afforded to Neustar employees or employees of Neustar-affiliated companies.
15. NO THIRD-PARTY BENEFICIARIES
This Consulting Agreement shall not be deemed to create any rights in third parties, including end users, suppliers, licensors, licensees and customers of a Party, or to create any obligations of a Party to any such third parties, or to give any right to either Party to enforce this Consulting Agreement on behalf of a third party.
16. WAIVER & SEVERABILITY
Failure by either Party to enforce any term or condition of this Consulting Agreement will not be deemed a waiver of future enforcement of that or any other term or condition. If any term of this Consulting Agreement is held invalid or unenforceable for any reason, then the remainder of the provisions will continue in effect as if this Consulting Agreement had been executed with the invalid portion eliminated.
17. SURVIVAL
In addition to any provisions specifically identified as such hereunder, any provision that contemplates performance or observance subsequent to any termination or expiration of this Consulting Agreement (in whole or in part) shall survive any termination or expiration of the Consulting Agreement (in whole or in part, as applicable) and continue in full force and effect.
18. GOVERNING LAW
This Consulting Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflict of laws.
19. CUMULATIVE REMEDIES
Except as otherwise expressly provided, all remedies provided for herein shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.
20. NOTICE
Any and all notices, communications and demands required or desired to be given hereunder by either Party shall be in writing and shall be validly given or made if served personally or by overnight delivery service. If such notice or demand is served personally, service shall be conclusively deemed made on the same day (or if such day is not a business day, then the next business day); if by an overnight delivery service, on the next business day. To be effective, any service hereunder shall be addressed as set forth below:
If to Neustar: Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166 Attn: General Counsel
If to Consultant: At the last address on the records of Neustar

A Party may from time to time change its address or designee for notice purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will become effective.
21. AMENDMENT; CONFLICT
This Consulting Agreement shall not be modified except by a subsequently dated, written amendment signed on behalf of the Parties by their duly authorized representatives.
In witness whereof, the Parties have caused this Consulting Agreement to be executed on their behalf on the respective dates written below.

JEFFREY E. GANEK

/s/ Jeffrey E. Ganek		Date:	November 15, 2010

NEUSTAR, INC.

By:	/s/ Paul S. Lalljie	Date:	November 15, 2010
Name:	Paul S. Lalljie
Title:	Senior Vice President and Chief Financial Officer